FAM Equity-Income Fund
Annual Report
December 31, 1996
A 100% No-Load Fund

Dear Shareholder:                                                 January 1997
1996 was another good year for stocks. Investors enjoyed a stable economy, low interest rates, and low inflation. All these factors helped corporate earnings increase to record levels. Stock returns, however, were skewed towards larger companies. The Dow Jones Industrial Average and the S&P 500 advanced by 16.4% and 15.2%, respectively, since April 1, 1996 (the inception date of the Fund). Smaller companies, represented by the Russell 2000, only returned
10.3% over the same period.

We believe this trend of small companies lagging the overall market will reverse in the future. Valuations for both the Dow and the S&P are near historic highs, and earnings growth is expected to slow from last year. Small companies, on the other hand, have greater earnings potential over the coming months and are selling at significantly lower multiples of those earnings.

1996 Performance

The Fund was up 11.95% since April with 1.9% coming from dividends. This represents a total return of 15.90% on an annualized basis. It also beats the Russell 2000, which is the index most representative of our investment style. Because the Fund is new, the cash balance is 30% of assets and is considered to be quite high. The Fund is currently invested in 17 companies. We are pleased to have performed so well against the Russell despite our cash balance.

The performance of the Fund was led by Raven Industries, a Sioux Falls, S.D.-based company which was up 44.7%. Raven manufactures flow control devices, plastic sheeting, and large plastic tanks. Many of these products serve the agricultural market. The company recently completed a transition away from its heavy reliance on military related contracts. Raven replaced those revenues with contract manufacturing for electronics companies and has also benefited from the strong agricultural market. We believe the company is now on track to grow its earnings by 20% or better per year. Raven has minimal long term debt and should earn over 15% on equity this year. We still feel the company is undervalued, trading at only 11x estimated earnings.

Financial stocks are the largest group in the portfolio and represent 17% of the Fund. Two companies within the group - SouthTrust Corp. and Reliastar Financial - posted outstanding results. SouthTrust Corp. is an Alabama- based bank holding company. The bank has effectively executed its acquisition strategy to grow its market share and has benefited from the strong loan demand in the Southeast. SouthTrust returned 30.2% over the last nine months and insiders continue to purchase shares.

Reliastar Financial, a life insurance company based in Minneapolis, returned 31.7% since our initial purchase at the end of April. The company is one of the fastest growing in its peer group and also has the highest return on equity. Despite these positive attributes, Reliastar was one of the cheapest companies in the group. This undervaluation has not gone unrecognized and the stock is trading more in line with the group.

The worst performing stock in the Fund is Versa Technologies (-1.1%), a manufacturer of custom engineered silicon products. We began building our position in Versa in September and it is the most recent addition to the Fund. The company is attractive because it just spun off part of a division that had been a drag on earnings. Versa also acquired Eder Industries in late October which should help earnings in '97.

Another company that has not yet met our expectations is Jostens, Inc. (+1.5%). This company is the market leader in class rings and yearbooks.
We like the company because the new management team has focused the company. Last year, we saw positive unit growth for the first time in several years. We expect this trend to continue.

Outlook

We believe the outlook for the Fund and small capitalized stocks in general is favorable. Since small cap stocks have underperformed other groups for the last three years, they now have very attractive valuations, and we feel the Fund is well positioned to capitalize on any resurgence in small cap value stocks. Many companies in the Fund are expected to report record earnings, while others continue to build market share. Additionally, one third of the companies in the Fund have insiders that are purchasing shares.

We still caution against unbridled optimism. The market has not had a major decline since 1990 and appears to be close to the high end of historical valuations. If interest rates rise or corporate earnings do not meet expectations, we could see a decline in the market which would have a negative impact on the Fund. In the past, however, stocks that have low Price to Earnings ratios (P/Es) have held their value better during market declines relative to stocks with much higher P/Es. Our value approach favors stocks selling at lower multiples of earnings. In addition, we believe that if a market correction occurs, our large cash balance will allow us to take advantage of opportunities that may come along.

In 1997, we do expect to draw down the cash position to a more normal level by expanding the holdings in the Fund. We continue to diligently research companies that are niche oriented and dominate their markets. As always, we will not buy shares in a company unless we are completely comfortable with the business and its management.

As for the dividend, we anticipate that the yield will increase over time. The Fund will capture more dividend income as it becomes fully invested. We also foresee companies raising their dividends which will increase the Fund's payout in real dollars.

We thank you for getting FAM Equity-Income off to a solid, first-year start. Sincerely,
Thomas O. Putnam                                        Paul C. Hogan, CFA

Companrison of Change in Value of $10,000 Investment in
FAM Equity-Income Fund, the S&P 500, and the Russell 2000 Index

(graphic)

Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

TOP TEN HOLDINGS as of 12/31/96
 1)     Atrion Corporation
 2)     New England Business Svcs.
 3)     Raven Industries
 4)     TrustCo Bank
 5)     Landauer, Inc.
 6)     Poe & Brown
 7)      Stanhome
 8)     Versa Technologies
 9)     WD-40 Company
10)     Clarcor

  Average Annual Returns
    4/1/96 - 12/31/96
--------------------------
FAM Equity-
Income Fund          11.9%
--------------------------
S&P 500              16.5%
--------------------------
Russell 2000         10.3%
--------------------------

FAM Equity-Income Fund
Statement of Investments
December 31, 1996

COMMON STOCKS (73.36%)                                 Shares/
                                          						     Principal          Value
                                          						     ---------        -------
Banking (8.68%)
SouthTrust Corp                                          2,600        $90,675
TrustCo Bank Corp. NY                                    5,640        120,555
                                                        								  -----------
                                                        								      211,230
                                                        								  -----------


Chemical (4.19%)
WD-40 Company                                            2,000        102,031
                                                        								  -----------

Consumer Products (7.98%)
Jostens Inc                                              4,300         90,838
Stanhome                                                 3,900        103,350
                                                        								  -----------
                                                        								      194,188
                                                        								  -----------

Diversified Manufacturing (16.52%)
CLARCOR, Inc                                             4,200         92,925
Gorman-Rupp                                              5,800         79,025
Raven Industries                                         5,600        127,400
Versa Technologies, Inc                                  7,900        102,700
                                                        								  -----------
                                                        								      402,050
                                                        								  -----------

Health Care (15.08%)
ADAC Laboratories                                        3,500         83,563
Atrion Corporation                                       9,900        163,350
Landauer Inc.                                            4,900        120,050
                                                        								  -----------
                                                        								      366,963
                                                        								  -----------

Insurance (8.37%)
Poe & Brown Inc.                                         4,200        111,300
ReliaStar Financial                                      1,600         92,400
                                                        								  -----------
                                                        								      203,700
                                                        								  -----------

Printing (5.65%)
New England Business Services                            6,400        137,600
                                                        								  -----------

Real Estate Investment Trusts (3.96%)
New Plan Realty                                          3,800         96,425
                                                        								  -----------

Regulated Investment Company (2.91%)
Allied Capital Corporation                               4,500         70,875
                                                        								  -----------
Total Common Stocks (cost $1,591,608)                              $1,785,062
                                                        								  -----------

Short Term Obligations (26.64%)
U.S. Treasury Bills, 4.1 to 4.8%
with maturities to 2/6/97 (cost $648,286)              650,000      $ 648,286
                                                        								  -----------

Total Investments (Cost $2,239,894)                                $2,433,348
                                                        								  -----------
                                                        								  -----------

		     See Notes to Financial Statements

FAM Equity-Income Fund
Statement of Assets and Liabilities
December 31, 1996

ASSETS
Investment in securities at market value
   (Cost $2,239,894)                                               $2,433,348
Cash at interest                                                      110,086
Dividends and interest receivable                                       8,851
Deferred registration fees                                              4,282
Deferred organization costs                                            12,611
                                                        								  -----------
   Total Assets                                                     2,569,178
                                                        								  -----------

LIABILITIES
Payable to investment advisor                                           2,919
Accrued management fees                                                10,953
Accrued expenses                                                       16,783
                                                        								  -----------
   Total Liabilities                                                   30,655
                                                        								  -----------

NET ASSETS
Source of Net Assets:
	Net capital paid in on shares of
	  beneficial interest                                      $2,345,158
	Undistributed net investment income                               (10)
	Accumulated net realized gain/loss                                (79)
	Net unrealized appreciation                                   193,454
                                                 								  -----------

		Net Assets                                                      $ 2,538,523
                                                 								         -----------
                                                        								  -----------

Net asset value per share; 231,033 shares of
   beneficial interest outstanding (Note 3)                          $  10.99
                                                        								  -----------
                                                        								  -----------

		     See Notes to Financial Statements

FAM Equity-Income Fund
Statement of Operations
Period from April 1, 1996 (inception) to December 31, 1996

Investment Income
Income:
Dividends                                                             $35,801
 Interest                                                              19,536
                                                        								  -----------
   Total Income                                                        55,337
                                                        								  -----------

Expenses:
Investment advisory fee (Note 2)                                       12,076
Administative fee (Note 2)                                                302
Custodian fee                                                           5,750
Organization costs                                                      2,225
Shareholder servicing and related expenses (Note 2)                     1,459
Registration fees                                                      16,325
Professional fees                                                      16,364
Trustees                                                                5,256
Printing and mailing                                                    1,167
Other                                                                     460
                                                        								  -----------
      Total Expenses                                                   61,384

      Less:  Investment advisory fee and other expenses waived or
	 assumed by advisor (Note 2)                                         (43,270)
                                                        								  -----------
      Net expenses                                                     18,114
                                                        								  -----------
      Net investment income                                            37,223
                                                        								  -----------

Realized and unrealized gain on investments
Net realized loss on investments                                          (79)
Unrealized appreciation of investments                                193,454
                                                        								  -----------
Net Gain on Investments                                               193,375
                                                        								  -----------
Net Increase in net assets from                                       230,598
                                                        								  -----------
                                                        								  -----------

		     See Notes to Financial Statements.

FAM Equity-Income Fund
Statement of Changes in Net Assets
Period from April 1, 1996 (inception) to December 31, 1996

CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                 $37,223
Net realized loss on investments                                          (79)
Unrealized appreciation of investments                                193,454
                                                        								  -----------
Net Increase in Net Assets From Operations                            230,598

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                 (37,233)
Capital share transactions (Note 3):                                2,245,158
                                                        								  -----------
Total Increase in Net Assets                                        2,438,523

NET ASSETS:Beginning of period                                        100,000
                                                        								  -----------
End of period                                                      $2,538,523
                                                        								  -----------
                                                        								  -----------

FAM Equity-Income Fund
  Notes to Financial Statements

Note 1. Summary of Accounting Policies

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) Valuation of Securities
   Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short term securities are carried at amortized cost, which approximates market value.

b) Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c) Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts on increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

D) Other
   Securities transactions are recorded on the trade date basis. Interest is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

   Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. Although not required to do so, the Advisor further waived fees and assumed expenses, aggregating $43,270, so as to reduce the Fund's expense ratio to 1.5% of average daily net assets. FAM Shareholder Services, Inc., a company under common control with the Advisor, serves as a shareholder servicing agent for which it receives a monthly fee of $1.75 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it receives a fee equal, on an annual basis, to .025% of the Fund's average daily net assets.

Note 3. Shares of Beneficial Interest

   At December 31, 1996, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                           				     April 1, 1996 (inception)
                            				       to December 31, 1996
                           				    ----------------------------
                            				      Shares            Amount
                           				    ---------        -----------
Shares sold                          224,909         $2,284,587
Shares issued on reinvestment
  of dividends                         3,189             33,792
Shares redeemed                       (7,065)           (73,221)
                           				    ---------        -----------
  Net increase                       221,033         $2,245,158
                           				    ---------        -----------
                           				    ---------        -----------

Note 4. Investment Transactions

During the year ended December 31, 1996, purchases and sales of investment securities, other than short term obligations, were $1,591,608 and $0. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

The aggregate gross unrealized appreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

	 Unrealized appreciation                            $200,149
	 Unrealized depreciation                              (6,695)
                                          							   ---------
	 Net unrealized appreciation                        $193,454
                                          							   ---------
                                          							   ---------

Note 5. Selected Financial Information
Per share information                                           April 1, 1996
(For a share outstanding                                       (inception) to
throughout the period)                                      December 31, 1996
	                                                 						---------------------

Net asset value, beginning of period                                   $10.00
                                                        								      -------

Income from investment operations:
Net investment income                                                    0.19
Net realized and unrealized gain on investments                          0.99
                                                        								      -------

Total from investment operations                                         1.18
                                                        								      -------

Less distributions:
Dividends from net investment income                                     0.19
                                                        								      -------
Change in net asset value for the period                                 0.99
                                                        								      -------
Net asset value, end of period                                         $10.99
                                                        								      -------
                                                        								      -------
Total Return*                                                           15.90%

Ratios/supplemental data
Net assets, end of period (000)                                        $2,539
Ratios to average net assets of:*
  Expenses, total                                                        5.04%
  Expenses, net of fees waived and
    expenses assumed by advisor                                          1.50%
  Net investment income                                                  3.05%
  Portfolio turnover rate                                                   0
  Average commission rate paid
   (per share)                                                         $0.0460

* Annualized

INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and ShareholdersFAM Equity-Income Fund:
We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FAM Equity-Income Fund, a series of Fenimore Asset Management Trust, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets, and the selected financial information for the period from April 1, 1996 (inception) to December 31, 1996. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of FAM Equity-Income Fund, as of December 31, 1996, the results of its operations, the changes in its net assets and the selected financial information for the period indicated, in conformity with generally accepted accounting principles.

New York, New York
January 10, 1997

Notes

Investment Advisor
Fenimore Asset Management, Inc.
Cobleskill, NY

Custodian
Chase Manhattan Bank, N.A.
New York, NY

Accounting Firm
McGladrey & Pullen, LLP
New York, NY

Trustees
Joseph J. Bulmer
Roger A. Hannay
John W. Krueger, CLU
Thomas O. Putnam
Diane C. Van Buren
Bernard H. Zais, CLU

Legal Counsel
Dechert Price & Rhoads
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Fam Funds
111 North Grand Street
P.O. Box 399
Cobleskill, NY 12043
(800) 932-3271